Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cygne Designs, Inc. (the “ Company”) on Form 10-Q for the period ending November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bernard M. Manuel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ BERNARD M. MANUEL

Bernard M. Manuel Chairman and Chief Executive Officer December 16, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cygne Designs, Inc. (the “ Company”) on Form 10-Q for the period ending November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roy E. Green, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ROY E. GREEN

Roy E. Green Senior Vice President-Chief Financial Officer December 16, 2003